Convertible Notes	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Notes
5. Convertible Notes
In August 2020, the Company issued $8.0 million in convertible notes to existing investors, including related parties, with a stated annual interest rate of 8%. The principal and accrued interest was payable upon maturity in February 2021.
The outstanding balance of principal plus accrued and unpaid interest were automatically convertible at the sale of preferred stock of at least $25.0 million (the “Qualified Financing”). On conversion of the convertible notes in a Qualified Financing, the same class of preferred shares would be issued at a price equal to 90% of the fixed price per share paid by the purchasers of preferred stock participating in the Qualified Financing. In connection with the issuance and sale of Series B redeemable convertible preferred stock in October 2020 (Note 6), all of the outstanding principal and accrued interest of $8.1 million under the convertible notes was converted into 5,485,858 shares of Series B redeemable convertible preferred stock and the related preferred stock tranche liability.
For the year ended December 31, 2020, we recorded a fair value loss of $0.7 million that is included in the change in fair value of convertible notes, in the accompanying consolidated statements of operations and comprehensive loss.